Quantified Tactical Fixed Income Fund

Investor Class Shares QFITX

Advisor Class Shares QTSAX

Supplement dated May 26, 2026

to the Prospectus, Summary Prospectus and Statement of Additional Information each dated April 3, 2026

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

The Board of Trustees of Advisors Preferred Trust (the “Trust”) has concluded that it is in the best interests of the Quantified Tactical Fixed Income Fund (the “Fund”) and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares no later than the close of business on June 12, 2026.

Effective immediately, the Fund will not accept any new investments. In the near term, the Fund may begin liquidating its portfolio and will invest in cash or cash equivalents (such as money market funds) until all shares have been redeemed. The Fund may not be able to pursue its stated investment objective once it begins liquidating its portfolio. Shares of the Fund are otherwise not available for purchase.

Prior to June 12, 2026, you may redeem your shares, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JUNE 12, 2026 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-855-64-QUANT (1-855-647-8268).

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This Supplement and the existing Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated April 3, 2026, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-647-8268.